Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Receivables:
Notes receivable from participants	$ 13,937,173	$ 12,652,948
Employer contributions receivable	814,367	365,408
Total receivables	14,751,540	13,018,356
Investments held by trustee, at fair value	754,859,173	678,401,301
Net assets available for benefits	$ 769,610,713	$ 691,419,657